UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

---------------------------

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)  July 17, 2006

THE DEWEY ELECTRONICS CORPORATION.
(Exact name of registrant as specified in its charter)


New York
(State or other jurisdiction of incorporation)

0-2892
(Commission File Number)

13-1803974
(I.R.S. Employer Identification Number)


27 Muller Road
Oakland, New Jersey
(address of principal executive offices)

07436
(Zip Code)


Company's telephone number, including area code: (201) 337-4700


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

__  Written communications pursuant to Rule 425 under the Securities Act
__  Soliciting material pursuant to Rule 14a-12 under the Exchange Act
__ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act
__ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act



Item 4.01. Changes in Company's Certifying Accountant.

(a) Effective July 17, 2006, the Board of Directors of The Dewey Electronics Corporation (the "Company") dismissed Deloitte & Touche LLP ("Deloitte") as the Company's independent registered public accounting firm.

No accountant's report on the financial statements for the Company's fiscal years ended June 30, 2005 and 2004 contained an adverse opinion or disclaimer of opinion, or was qualified or modified as to uncertainty, audit scope, or accounting principles. During the Company's fiscal years ended June 30, 2005 and 2004 and the subsequent interim periods through the date of this Report, there were no "disagreements" (as such term is used in Item 304
(a)(1)(iv) of Regulation S-K) with Deloitte at any time regarding any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure that, if not resolved to the satisfaction of Deloitte, would have caused it to make reference to the subject matter of the disagreement in connection with its reports.

In addition, during the Company's fiscal years ended June 30, 2005 and 2004 and the subsequent interim periods through the date of this Report, no "reportable events" (as such term is defined in Item 304(a)(1)(v) of Regulation S-K) arose in the context of the Company's relationship with Deloitte.

The Company has provided Deloitte with a copy of the disclosures contained in this Current Report on Form 8-K prior to its filing with the Securities and Exchange Commission ("SEC"), and requested that they furnish the Company with a letter addressed to the SEC stating whether they agree with such disclosures, and if not, stating the aspects with which they do not agree.
A copy of the letter provided by Deloitte dated July 19, 2006 is attached to this Form 8-K as Exhibit 99.1.

(b) Effective July 17, 2006, the Company's Board of Directors has engaged Amper, Politziner & Mattia, PC ("Amper") as the Company's new independent registered accounting firm. During the periods described in Item 4.01(a) above prior to engaging Amper, the Company did not consult Amper regarding either: (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company's financial statements, and Amper did not provide either a written report or oral advice to the Company that Amper concluded was an important factor considered by the Company in reaching a decision as to the accounting, auditing or financial reporting issue; or
(ii) any matter that was either the subject of a disagreement or a reportable event.

Exhibit No.  Description

Exhibit 99.1  Letter from Deloitte & Touche LLP to SEC




SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE DEWEY ELECTRONICS CORPORATION

Date: July 20, 2006         /s/ John H. D. Dewey
                                John H.D. Dewey
                            President and Chief Executive Officer